POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Northern Lights Fund Trust (the  "Trust"),  a Delaware  statutory trust,  hereby appoints Michael Wagner, Emile Molineaux and Andrew Rogers,  with full power of  substitution,  his true and  lawful  attorney  to execute in his name, place  and  stead  and on his  behalf  any and  all  amendments  to the  Trust's  registration  statement  on Form  N-1A  under  the  Securities  Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange  Commission and any other regulatory  authority having jurisdiction over  the  offer  and  sale of  shares  of  beneficial  interests  of the  Trust (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series  of the Trust are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or  statement  of  additional  information  forming  a part of the  registration statement,  as well as any and all  exhibits  and other  documents  necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority,  with full power of substitution,  to do and perform in the name and on behalf of the undersigned every act whatsoever requisite  or  desirable  to be done in the  premises in any and all  capacities  authorized  by the Board of Trustees for such persons to provide or perform with  respect  to the  Trust,  as  fully  and  to  all  intents  and  purposes  as the undersigned  might or could do, the undersigned  hereby  ratifying and approving all such acts of such attorneys.

     IN WITNESS  WHEREOF,  the  undersigned has executed this instrument on this 23rd day of March 2005.

/s/Michael J. Wagner

/s/L. Merill Bryan, Jr.

Witness

L. Merill Bryan, Jr., Trustee

 Print Name: Michael J. Wagner

POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Northern Lights Fund  Trust (the  "Trust"),  a Delaware  statutory trust,  hereby appoints Michael Wagner, Emile Molineaux and Andrew Rogers,  with full power of  substitution,  his true and  lawful  attorney  to execute in his name, place  and  stead  and on his  behalf  any and  all  amendments  to the  Trust's  registration  statement  on Form  N-1A  under  the  Securities  Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange  Commission and any other regulatory  authority having jurisdiction over  the  offer  and  sale of  shares  of  beneficial  interests  of the  Trust (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series  of the Trust are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or  statement  of  additional  information  forming  a part of the  registration statement,  as well as any and all  exhibits  and other  documents  necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority,  with full power of substitution,  to do and perform in the name and on behalf of the undersigned every act whatsoever requisite  or  desirable  to be done in the  premises in any and all  capacities  authorized  by the Board of Trustees for such persons to provide or perform with  respect  to the  Trust,  as  fully  and  to  all  intents  and  purposes  as the undersigned  might or could do, the undersigned  hereby  ratifying and approving all such acts of such attorneys.

     IN WITNESS  WHEREOF,  the  undersigned has executed this instrument on this 23rd day of March 2005.

/s/ Michael J. Wagner

            /s/Anthony J. Hertl

Witness

Anthony J. Hertl,  Trustee

Print Name: Michael J. Wagner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Northern Lights Fund  Trust (the  "Trust"),  a Delaware  statutory trust,  hereby appoints Michael Wagner, Emile Molineaux and Andrew Rogers,  with full power of  substitution,  his true and  lawful  attorney  to execute in his name, place  and  stead  and on his  behalf  any and  all  amendments  to the  Trust's  registration  statement  on Form  N-1A  under  the  Securities  Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange  Commission and any other regulatory  authority having jurisdiction over  the  offer  and  sale of  shares  of  beneficial  interests  of the  Trust (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series  of the Trust are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or  statement  of  additional  information  forming  a part of the  registration statement,  as well as any and all  exhibits  and other  documents  necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority,  with full power of substitution,  to do and perform in the name and on behalf of the undersigned every act whatsoever requisite  or  desirable  to be done in the  premises in any and all  capacities  authorized  by the Board of Trustees for such persons to provide or perform with  respect  to the  Trust,  as  fully  and  to  all  intents  and  purposes  as the undersigned  might or could do, the undersigned  hereby  ratifying and approving all such acts of such attorneys.

     IN WITNESS  WHEREOF,  the  undersigned has executed this instrument on this 23rd day of March 2005.

/s/ Michael J. Wagner

                /s/ Gary Lanzen

Witness

    Gary Lanzen, Trustee

Print Name:  Michael J. Wagner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Northern Lights Fund  Trust (the  "Trust"),  a Delaware  statutory trust,  hereby appoints Michael Wagner, Emile Molineaux and Andrew Rogers,  with full power of  substitution,  his true and  lawful  attorney  to execute in his name, place  and  stead  and on his  behalf  any and  all  amendments  to the  Trust's  registration  statement  on Form  N-1A  under  the  Securities  Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange  Commission and any other regulatory  authority having jurisdiction over  the  offer  and  sale of  shares  of  beneficial  interests  of the  Trust (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series  of the Trust are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or  statement  of  additional  information  forming  a part of the  registration statement,  as well as any and all  exhibits  and other  documents  necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority,  with full power of substitution,  to do and perform in the name and on behalf of the undersigned every act whatsoever requisite  or  desirable  to be done in the  premises in any and all  capacities  authorized  by the Board of Trustees for such persons to provide or perform with  respect  to the  Trust,  as  fully  and  to  all  intents  and  purposes  as the undersigned  might or could do, the undersigned  hereby  ratifying and approving all such acts of such attorneys.

     IN WITNESS  WHEREOF,  the  undersigned has executed this instrument on this 23rd day of March 2005.

/s/ Michael J. Wagner

/s/ Michael Miola

Witness

Michael Miola,  Trustee,

Print Name: Michael J. Wagner